JOINT FILER INFORMATION

NAME: DANIEL B. ZWIRN
----

ADDRESS:     c/o D.B. Zwirn & Co., L.P.
-------
             745 Fifth Avenue, 18th Floor
             New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Fortissimo Acquisition Corp. (FSMO)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 15, 2008
---------------------------------

                             JOINT FILER INFORMATION

NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.
----

ADDRESS:     c/o Goldman Sachs (Cayman) Trust, Limited
-------
             P.O. Box 896
             George Town
             Harbour Centre, 2nd Floor
             Grand Cayman, Cayman Islands
             British West Indies

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Fortissimo Acquisition Corp. (FSMO)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 15, 2008
---------------------------------

                             JOINT FILER INFORMATION

NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
----

ADDRESS:     c/o D.B. Zwirn & Co., L.P.
-------
             745 Fifth Avenue, 18th Floor
             New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Fortissimo Acquisition Corp. (FSMO)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 15, 2008
---------------------------------

                             JOINT FILER INFORMATION

NAME: ZWIRN HOLDINGS, LLC
----

ADDRESS:     c/o D.B. Zwirn & Co., L.P.
-------
             745 Fifth Avenue, 18th Floor
             New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Fortissimo Acquisition Corp. (FSMO)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 15, 2008
---------------------------------

                             JOINT FILER INFORMATION

NAME: DBZ GP, LLC
----

ADDRESS:     c/o D.B. Zwirn & Co., L.P.
-------
             745 Fifth Avenue, 18th Floor
             New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Fortissimo Acquisition Corp. (FSMO)
------------------------

DATE OF EVENT REQUIRING STATEMENT: January 15, 2008
---------------------------------